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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A



                               CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                               AUGUST 5, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                         SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                         1-12175                 75-2662240
(STATE OR OTHER JURISDICTION        (COMMISSION FILE NO.)       (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)



                                3150 SABRE DRIVE
                             SOUTHLAKE, TEXAS 76092
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (682) 605-1000



                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 9.         REGULATION FD DISCLOSURE.

Sabre Holdings Corporation is filing this report on Form 8-K/A to correct the statement of its cash and marketable securities at August 31, 2002, which the Registrant previously reported on Form 8-K. The correct cash and marketable securities, at August 31, 2002, was approximately $901 million.



                                            SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SABRE HOLDINGS CORPORATION




                                            By:     /s/ James F. Brashear
                                            Name:   James F. Brashear
                                            Title:  Corporate Secretary


Date: September 10, 2002